SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


                         Date of Report: March 29, 2006
                        (Date of earliest event reported)


                           STEM CELL INNOVATIONS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                   0-10379              22-2313648
----------------------------        ------------       ------------------
(State or other jurisdiction        (Commission          (IRS Employer
      of incorporation)              File No.)         Identification No.)


                                1812 Front Street
                             Scotch Plains, NJ 07076
                    ----------------------------------------
                    (Address of Principal Executive Offices)


                                 (908) 663-2150
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               (Registrant's telephone number including area code)


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
----------------------------------

The information in this Current Report on Form 8-K, including the exhibits listed in Item 9.01 below, is being furnished, not filed, under Item 7.01 pursuant to Regulation FD.

On March 29, 2006, Dr. James H. Kelly, Chief Executive Officer of the Company, will present data at the Keystone Symposium on Stem Cells in Vancouver. A copy of his presentation is attached to this report as Exhibit 99.2.


Item 9.01 Financial Statements and Exhibits.
-------------------------------------------

Exhibit 99.1. --  Press Release related to Dr. Kelly's presentation at the
                  Keystone Symposium.

Exhibit 99.2. --  Slide Presentation.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   March 29, 2006



                                       STEM CELL INNOVATIONS, INC.


                                       By: /s/ JAMES H. KELLY
                                           -------------------------------------
                                           Its:  Chief Executive Officer

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